CUSIP NO. 870775103                                               Page 15 of 31


                                                                 Exhibit 1

                  The undersigned, EQUITY-LINKED INVESTORS-II, ROHIT M. DESAI ASSOCIATES-II, DESAI CAPITAL MANAGEMENT INCORPORATED, and ROHIT M. DESAI hereby agree to jointly execute and file, on behalf of each of the undersigned, Amendment No. 1 to Schedule 13D, and any amendments thereto, with the Securities and Exchange Commission under Rule 13d-1.

Date: May   , 1996                EQUITY-LINKED INVESTORS-II
                                  By Rohit M. Desai Associates-II
                                    General Partner


                                  By /s/ Frank J. Pados, Jr.
                                     ------------------------------------------
                                     Frank J. Pados, Jr.
                                     Attorney-in-fact for
                                     Rohit M. Desai
                                     Managing General Partner


                                  ROHIT M. DESAI ASSOCIATES-II

                                  By /s/ Frank J. Pados, Jr.
                                     ------------------------------------------
                                     Frank J. Pados, Jr.
                                     Attorney-in-fact for
                                     Rohit M. Desai
                                     Managing General Partner


                                  DESAI CAPITAL MANAGEMENT
                                    INCORPORATED


                                  By /s/ Frank J. Pados, Jr.
                                     ------------------------------------------
                                     Frank J. Pados, Jr.
                                     Attorney-in-fact for
                                     Rohit M. Desai, President



                                  /s/ Frank J. Pados, Jr.
                                  ---------------------------------------------
                                  Frank J. Pados, Jr.
                                  Attorney-in-fact for
                                  Rohit M. Desai